Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Interim Report on Form 10-QSB of Arrhythmia Research Technology, Inc. (the “Company”) for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Financial Officer certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2004	/s/ David A. Garrison
David A. Garrison
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Arrhythmia Research Technology, Inc. and will be retained by Arrhythmia Research Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.